Goodwill and Impairment Review of Goodwill	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Goodwill and Impairment Review of Goodwill
NOTE 14. GOODWILL AND IMPAIRMENT REVIEW OF GOODWILL

December 31,	2021	2020
Balance, January 1	$576,028	$573,928
Currency translation effects	(9,758)	2,100

	$566,270	$576,028

Goodwill acquired through business combinations was allocated to the USA, Rest of World, and Canada business segments, and represents the lowest level at which goodwill is monitored for internal management purposes. At December 31, 2021, the Company determined that there were no indicators of impairment, and performed an annual assessment comparing the carrying amount and recoverable amount for each segment in accordance with IAS 36.10(b).
In assessing whether goodwill has been impaired, the carrying amount of the segment (including goodwill) is compared with its recoverable amount. The recoverable amount is the higher of the fair value less costs to sell and value-in-use.
The recoverable amounts for the segments have been determined based on value-in-use
calculations, using discounted cash flow projections as at December 31, 2021. Management has adopted a five-year projection period to assess each segment’s value-in-use.
A terminal value is then determined using a perpetual growth methodology based on the fifth year. This five-year projection includes the financial budgets approved by the Board of Directors for 2022 and management’s expectations of cash flows for 2023 to 2026.
Key Assumptions Used in
Value-In-Use
Calculations:
The Company completed its annual assessment for goodwill impairment and determined that the recoverable amount for the USA, Rest of World, and Canada segments exceeded the carrying amount using a 9.4 percent (December 31, 2020 – 9.6 percent),
12.6
percent (December 31, 2020 –
12.8
percent), and
10.7 percent (December 31, 2020 – 10.9
percent)
post-tax
discount rate, respectively.
The estimation of
value-in-use
involved significant judgment in the determination of inputs to the discounted cash flow model and is most sensitive to changes in terminal growth and discount rates. These key assumptions were tested for sensitivity by applying a reasonable possible change to those assumptions. Future earnings before finance costs and taxes were changed by ten percent while the discount rate was changed by one percent.

•
Earnings Before Finance Costs and Taxes: Management has made estimates relating to the amount and timing of revenue recognition for projects included in backlog, and the assessment of the likelihood of maintaining and growing market share. For each ten percent change in earnings before finance costs and taxes, the impact on the value-in-use
would be $17.1 million for the Canada segment and $91.0 million for the ROW segment. This ten percent change in earnings before finance costs and taxes would trigger an impairment in the Canada and ROW segments.

•
Discount Rate: Management determines a discount rate for each segment based on the estimated weighted average cost of capital of the Company, using the five-year average of the Company’s peer group debt to total enterprise value, adjusted for a number of risk factors specific to each segment. This discount rate has been calculated using an estimated risk-free rate of return adjusted for the Company’s estimated equity market risk premium, the Company’s cost of debt, and the tax rate in the local jurisdiction. For each one percent change in the discount rate, the impact on the value-in-use
would be $21.1 million for the Canada segment and $118.6 million for the ROW segment. This one percent change in weighted average cost of capital would trigger an impairment in the Canada and ROW segments.

Management will continue to assess the long-term
projected
cash flows, as certain factors may cause a material variance from previously used cash flow projections. Management notes that there is a potential for future impairments as more certainty around future cash flows is achieved.